UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)    October 13, 2004
                                                     -------------------


                             PARLEX CORPORATION
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in Its Charter)


                                Massachusetts
               ----------------------------------------------
               (State or Other Jurisdiction of Incorporation)


               0-12942                               04-2464749
      ------------------------            ---------------------------------
      (Commission File Number)            (IRS Employer Identification No.)



           One Parlex Place, Methuen, Massachusetts       01844
           -------------------------------------------------------
           (Address of Principal Executive Offices)     (Zip Code)


                               (978) 685-4341
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01   REGULATION FD DISCLOSURE
            ------------------------

      On October 13, 2004, Parlex Corporation issued a press release announcing that it had entered into a new working capital line of credit with the Bank of China. Parlex Corporation hereby incorporates by reference into this Item 7.01 the information set forth in its press release, dated October 13, 2004, a copy of which is included as an exhibit to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

      (c)   Exhibits.

            (99.1) Press Release of Parlex Corporation dated October 13, 2004.



                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PARLEX CORPORATION
                                            (Registrant)


                                       By:  /s/ Jonathan R. Kosheff
                                            -----------------------
                                            Jonathan R. Kosheff
                                            Chief Financial Officer

Date:  October 13, 2004


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